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WMLT 2005-WMC1 Interest Only Population

Product Types for the Mortgage Loans

                                                         Percentage of
                                                              Loans by                          Weighted
                                    Aggregate  Number of     Aggregate      Average  Weighted     Average      Weighted     Weighted
                                    Principal   Mortgage     Principal    Principal   Average   Remaining       Average      Average
Product Types                         Balance      Loans       Balance      Balance    Coupon        Term          FICO        CLTV
----------------------------  ---------------- ---------- ------------- -----------  --------  -----------  -----------  -----------
ARM 2/28                      $117,577,484.81        554        32.54%  $212,233.73   6.856%          359          658       79.81%
ARM 2/28 IO  60                100,051,083.12        323         27.69   309,755.68    6.278          359          677        79.93
ARM 2/28 IO 120                  5,528,250.31         18          1.53   307,125.02    6.453          358          666        80.00
ARM 2/28 BALL30/40             100,281,176.78        347         27.75   288,994.75    6.643          359          658        79.61
ARM 3/27                         5,093,811.89         22          1.41   231,536.90    6.788          358          660        79.80
ARM 3/27 IO  60                  3,993,972.00         13          1.11   307,228.62    6.191          359          679        80.00
ARM 3/27 IO 120                    316,273.37          2          0.09   158,136.69    6.027          359          655        80.00
ARM 3/27 BALL30/40               2,215,375.52          7          0.61   316,482.22    6.202          358          650        80.00
ARM 5/25                         2,761,645.43         17          0.76   162,449.73    6.333          359          663        80.00
ARM 5/25 IO  60                  4,434,611.00         18          1.23   246,367.28    6.009          359          709        80.00
ARM 5/25 IO 120                    975,280.00          3          0.27   325,093.33    6.448          359          654        80.00
ARM 5/25 BALL30/40                 934,290.35          4          0.26   233,572.59    6.675          359          687        80.00
Balloon 30/40                    5,319,731.15         17          1.47   312,925.36    6.743          359          658        80.00
Fixed Rate 15 Year                  55,829.60          1          0.02    55,829.60    7.415          178          639        80.00
Fixed Rate 30 Year              11,813,814.24         69          3.27   171,214.70    6.819          359          671        79.94
----------------------------  ---------------- ---------- ------------- -----------  --------  -----------  -----------  -----------
Total:                        $361,352,629.57      1,415       100.00%  $255,372.88   6.599%          359          665       79.81%
============================  ================ ========== ============= ===========  ========  ===========  ===========  ===========

Principal Balances for the Mortgage Loans*

                                                              Percentage of
                                                                   Loans by                              Weighted
                                       Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
                                       Principal    Mortgage      Principal     Principal    Average    Remaining      Average
Range of Principal Balances ($)          Balance       Loans        Balance       Balance     Coupon         Term         FICO
-------------------------------    --------------  ----------  -------------  -----------   --------   -----------  -----------
           0.01  to   50,000.00      $484,196.02          11          0.13%    $44,017.82    7.536%           359          634
      50,000.01  to  100,000.00    11,533,185.26         143           3.19     80,651.65     7.021           358          636
     100,000.01  to  150,000.00    28,196,344.63         226           7.80    124,762.59     6.805           359          650
     150,000.01  to  200,000.00    36,876,436.07         208          10.21    177,290.56     6.666           359          661
     200,000.01  to  250,000.00    41,517,618.11         184          11.49    225,639.23     6.604           359          664
     250,000.01  to  300,000.00    48,535,222.56         177          13.43    274,210.30     6.583           359          664
     300,000.01  to  350,000.00    50,581,991.36         156          14.00    324,243.53     6.606           359          665
     350,000.01  to  400,000.00    40,558,745.27         108          11.22    375,543.94     6.569           359          668
     400,000.01  to  450,000.00    29,325,173.71          69           8.12    425,002.52     6.586           359          669
     450,000.01  to  500,000.00    23,793,051.85          50           6.58    475,861.04     6.398           359          682
     500,000.01  to  550,000.00    14,164,088.29          27           3.92    524,595.86     6.360           359          677
     550,000.01  to  600,000.00    13,889,511.54          24           3.84    578,729.65     6.396           359          664
     600,000.01  to  650,000.00     9,468,173.00          15           2.62    631,211.53     6.673           359          685
     650,000.01  to  700,000.00     6,039,790.09           9           1.67    671,087.79     6.240           359          663
     700,000.01  to  750,000.00     2,872,897.82           4           0.80    718,224.46     6.563           359          646
     750,000.01  to  800,000.00       799,735.43           1           0.22    799,735.43     7.500           359          757
     850,000.01  to  900,000.00       863,200.00           1           0.24    863,200.00     5.975           359          680
     900,000.01  to  950,000.00     1,853,268.56           2           0.51    926,634.28     6.877           359          655
-------------------------------  ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                           $361,352,629.57       1,415        100.00%   $255,372.88   6.599%           359          665
===============================  ================  ==========  =============  ===========   ========   ===========  ===========


                                     Weighted
                                      Average
Range of Principal Balances ($)          CLTV
-------------------------------    -----------
           0.01  to   50,000.00        75.70%
      50,000.01  to  100,000.00         79.96
     100,000.01  to  150,000.00         80.04
     150,000.01  to  200,000.00         80.10
     200,000.01  to  250,000.00         79.99
     250,000.01  to  300,000.00         79.99
     300,000.01  to  350,000.00         79.90
     350,000.01  to  400,000.00         79.86
     400,000.01  to  450,000.00         79.86
     450,000.01  to  500,000.00         79.63
     500,000.01  to  550,000.00         79.81
     550,000.01  to  600,000.00         79.08
     600,000.01  to  650,000.00         77.69
     650,000.01  to  700,000.00         79.89
     700,000.01  to  750,000.00         80.00
     750,000.01  to  800,000.00         80.00
     850,000.01  to  900,000.00         80.00
     900,000.01  to  950,000.00         74.58
-------------------------------    -----------
Total:                                 79.81%
===============================    ===========

----------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $255,372.88.

Gross Mortgage Rates for the Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                               Weighted
                                     Aggregate   Number of      Aggregate      Average    Weighted       Average     Weighted
Range of Current                     Principal    Mortgage      Principal    Principal     Average     Remaining      Average
Gross Mortgage Rates (%)               Balance       Loans        Balance      Balance      Coupon          Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
   4.501  to    5.000              $680,960.00           2          0.19%   $340,480.00    4.993%           359          674
   5.001  to    5.500            18,818,736.17          57           5.21    330,153.27     5.385           359          678
   5.501  to    6.000            65,079,944.07         236          18.01    275,762.47     5.836           359          672
   6.001  to    6.500            85,655,598.60         321          23.70    266,839.87     6.311           359          663
   6.501  to    7.000           109,184,678.86         420          30.22    259,963.52     6.789           359          666
   7.001  to    7.500            50,043,053.64         217          13.85    230,613.15     7.304           359          658
   7.501  to    8.000            24,136,743.73         122           6.68    197,842.16     7.795           359          651
   8.001  to    8.500             6,707,066.40          32           1.86    209,595.83     8.218           359          660
   8.501  to    9.000               907,520.00           7           0.25    129,645.71     8.757           359          650
   9.001  to    9.500               138,328.10           1           0.04    138,328.10     9.240           359          604
----------------------------   ----------------  ----------  -------------  -----------  --------   -----------  -----------
Total:                         $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================   ================  ==========  =============  ===========  ========   ===========  ===========


                                    Weighted
Range of Current                     Average
Gross Mortgage Rates (%)                CLTV
----------------------------     -----------
   4.501  to    5.000                80.00%
   5.001  to    5.500                 80.00
   5.501  to    6.000                 79.96
   6.001  to    6.500                 79.88
   6.501  to    7.000                 79.63
   7.001  to    7.500                 79.86
   7.501  to    8.000                 79.84
   8.001  to    8.500                 78.92
   8.501  to    9.000                 81.91
   9.001  to    9.500                 80.00
----------------------------    -----------
Total:                               79.81%
============================    ===========

----------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.599%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted
Range of Combined                    Principal    Mortgage      Principal     Principal   Average     Remaining      Average
Loan-to-Value Ratios (%)               Balance       Loans        Balance       Balance    Coupon          Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
65.01  to    70.00               $1,959,186.50           3          0.54%   $653,062.17    7.250%           359          681
70.01  to    75.00                7,617,098.15          21           2.11    362,718.96     6.961           359          667
75.01  to    80.00              349,951,214.53       1,382          96.84    253,220.85     6.582           359          665
80.01  to    85.00                1,246,962.96           5           0.35    249,392.59     7.146           359          638
85.01  to    90.00                  578,167.43           4           0.16    144,541.86     8.267           359          563
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


                                  Weighted
Range of Combined                  Average
Loan-to-Value Ratios (%)              CLTV
----------------------------    -----------
65.01  to    70.00                  69.00%
70.01  to    75.00                   74.11
75.01  to    80.00                   79.97
80.01  to    85.00                   82.12
85.01  to    90.00                   90.00
----------------------------    -----------
Total:                              79.81%
============================    ===========

----------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 79.81%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
                                     Principal    Mortgage      Principal     Principal    Average    Remaining      Average
Range of Credit Scores                 Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   ----------   ----------
520  to  539                       $193,500.00           1          0.05%   $193,500.00    8.875%           359          520
540  to  559                         80,999.00           1           0.02     80,999.00     8.000           359          549
560  to  579                      1,175,880.76           7           0.33    167,982.97     7.028           358          574
580  to  599                     19,724,462.54         112           5.46    176,111.27     6.731           359          591
600  to  619                     45,397,470.07         209          12.56    217,212.78     6.839           359          609
620  to  639                     51,020,496.66         206          14.12    247,672.31     6.693           358          630
640  to  659                     63,733,047.36         241          17.64    264,452.48     6.532           359          650
660  to  679                     56,537,444.04         202          15.65    279,888.34     6.539           359          669
680  to  699                     40,398,962.50         142          11.18    284,499.74     6.525           359          689
700  to  719                     29,782,073.96         106           8.24    280,962.96     6.423           359          707
720  to  739                     22,470,534.41          79           6.22    284,437.14     6.471           359          729
740  to  759                     17,981,425.96          65           4.98    276,637.32     6.561           359          748
760  to  779                      6,556,807.95          21           1.81    312,228.95     6.878           359          768
780  to  799                      5,106,198.39          18           1.41    283,677.69     6.280           359          787
800  to  819                      1,193,325.97           5           0.33    238,665.19     6.423           359          808
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


                                  Weighted
                                   Average
Range of Credit Scores                CLTV
----------------------------   -----------
520  to  539                        90.00%
540  to  559                         90.00
560  to  579                         81.01
580  to  599                         79.94
600  to  619                         79.84
620  to  639                         79.76
640  to  659                         79.83
660  to  679                         79.72
680  to  699                         79.91
700  to  719                         79.87
720  to  739                         79.76
740  to  759                         79.23
760  to  779                         80.00
780  to  799                         80.00
800  to  819                         80.00
----------------------------    -----------
Total:                              79.81%
============================    ===========

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 665.

Original Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                Aggregate   Number of      Aggregate      Average  Weighted      Average     Weighted      Weighted
                                Principal    Mortgage      Principal    Principal   Average    Remaining      Average       Average
Original Term (months)            Balance       Loans        Balance      Balance    Coupon         Term         FICO          CLTV
------------------------  ----------------  ----------  ------------- -----------   --------  -----------  -----------   -----------
180                            $55,829.60           1          0.02%   $55,829.60    7.415%          178          639        80.00%
360                        361,296,799.97       1,414          99.98   255,514.00     6.599          359          665         79.81
------------------------  ----------------  ----------  ------------- -----------   --------  -----------  -----------   -----------
Total:                    $361,352,629.57       1,415        100.00%  $255,372.88    6.599%          359          665        79.81%
========================  ================  ==========  ============= ===========   ========  ===========  ===========   ===========

Remaining Term to Stated Maturity for the Mortgage Loans*

                                                              Percentage of
                                                                   Loans by                              Weighted
                                       Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted
                                       Principal    Mortgage      Principal     Principal   Average     Remaining      Average
Range of Remaining Terms (months)        Balance       Loans        Balance       Balance    Coupon          Term         FICO
----------------------------      ----------------  ----------  -------------   -----------  --------   -----------  -----------
121  to  180                           $55,829.60           1          0.02%    $55,829.60    7.415%           178          639
301  to  360                       361,296,799.97       1,414          99.98    255,514.00     6.599           359          665
----------------------------     ----------------  ----------  -------------   -----------  --------   -----------  -----------
Total:                            $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================     ================  ==========  =============   ===========  ========   ===========  ===========


                                     Weighted
                                      Average
Range of Remaining Terms (months)        CLTV
----------------------------         -----------
121  to  180                             80.00%
301  to  360                              79.81
----------------------------         -----------
Total:                                   79.81%
============================         ===========

----------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                  Percentage of
                                                       Loans by                              Weighted
                           Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                           Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
IO Term (months)             Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
No IO                $246,053,159.77       1,038         68.09%   $237,045.43    6.751%           359          659         79.74%
60                    108,479,666.12         354          30.02     306439.73     6.263           359          679          79.93
120                     6,819,803.68          23           1.89     296513.20     6.432           359          664          80.00
------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
Total:               $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665         79.81%
==================   ================  ==========  =============  ===========   ========   ===========  ===========    ===========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
                                     Principal    Mortgage      Principal     Principal    Average    Remaining      Average
Property Type                          Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------
Single Family Detached         $244,610,948.96         962         67.69%   $254,273.34    6.592%           359          661
PUD                              56,755,038.20         218          15.71    260,344.21     6.625           359          665
Condominium                      37,382,199.70         167          10.35    223,845.51     6.494           359          671
2-4 Family                       19,114,640.33          57           5.29    335,344.57     6.774           359          697
Townhome                          1,990,794.99           5           0.55    398,159.00     6.712           359          644
Condominium Hi-Rise                 950,400.00           3           0.26    316,800.00     6.994           359          703
Single Family Attached              548,607.39           3           0.15    182,869.13     6.595           359          661
----------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------
Total:                         $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================   ================  ==========  =============   ===========  ========   ===========  ===========


                                   Weighted
                                    Average
Property Type                          CLTV
----------------------------     -----------
Single Family Detached               79.84%
PUD                                   79.74
Condominium                           79.93
2-4 Family                            79.29
Townhome                              79.53
Condominium Hi-Rise                   80.00
Single Family Attached                80.00
----------------------------     -----------
Total:                               79.81%
============================     ===========

Occupancy Status for the Mortgage Loans*

                                                   Percentage of
                                                        Loans by                              Weighted
                            Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted       Weighted
                            Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Occupancy Status              Balance       Loans        Balance       Balance     Coupon         Term         FICO           CLTV
-------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
Primary               $349,887,429.91       1,362         96.83%   $256,892.39    6.592%           359          663         79.80%
Secondary               11,153,019.45          50           3.09    223,060.39     6.811           359          720          79.99
Investment                 312,180.21           3           0.09    104,060.07     6.289           358          641          80.95
-------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
Total:                $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665         79.81%
===================   ================  ==========  =============  ===========   ========   ===========  ===========    ===========

----------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                 Percentage of
                                                      Loans by                               Weighted
                          Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted       Weighted
                          Principal    Mortgage      Principal     Principal    Average     Remaining      Average        Average
Loan Purpose                Balance       Loans        Balance       Balance     Coupon          Term         FICO           CLTV
-----------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------    -----------
Purchase            $289,507,962.47       1,148         80.12%    $252,184.64   6.623%           359          668         79.90%
Cash Out Refi         67,944,013.07         250          18.80    271,776.05     6.512           359          654          79.41
Rate/Term Refi         3,900,654.03          17           1.08    229,450.24     6.291           359          648          79.86
-----------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------    -----------
Total:              $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665         79.81%
=================   ================  ==========  =============   ===========  ========   ===========  ===========    ===========

Credit Grade Categories for the Mortgage Loans

                                                  Percentage of
                                                       Loans by                              Weighted
                           Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted       Weighted
                           Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Credit Grade                 Balance       Loans        Balance       Balance     Coupon         Term         FICO           CLTV
------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
A                     $96,281,352.81         414         26.64%   $232,563.65    6.739%           359          624         79.70%
AA                    241,269,397.79         873          66.77    276,368.15     6.532           359          688          79.81
A-                     22,900,630.97         121           6.34    189,261.41     6.664           359          602          79.95
B                         274,499.00           2           0.08    137,249.50     8.617           359          529          90.00
B+                        516,049.17           4           0.14    129,012.29     7.400           358          608          85.88
C                         110,699.83           1           0.03    110,699.83     7.990           359          610          80.00
------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------    -----------
Total:               $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665         79.81%
==================   ================  ==========  =============  ===========   ========   ===========  ===========    ===========

Documentation Type for the Mortgage Loans

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
                                     Principal    Mortgage      Principal     Principal    Average    Remaining      Average
Documentation Type                     Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Stated                         $195,476,101.40         699         54.10%   $279,651.07    6.888%           359          675
Full                            104,304,293.43         497          28.86    209,867.79     6.314           359          648
1 Year Income                    48,572,763.18         173          13.44    280,767.42     6.133           359          666
6 Months Bank Statement          12,999,471.56          46           3.60    282,597.21     6.277           359          647
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


                                    Weighted
                                     Average
Documentation Type                      CLTV
----------------------------      -----------
Stated                                79.70%
Full                                   79.95
1 Year Income                          79.86
6 Months Bank Statement                80.00
----------------------------      -----------
Total:                                79.81%
============================      ===========

Original Prepayment Penalty Term for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                             Weighted
                              Aggregate   Number of      Aggregate      Average   Weighted      Average     Weighted       Weighted
Prepayment Period             Principal    Mortgage      Principal    Principal    Average    Remaining      Average        Average
Original Term (months)          Balance       Loans        Balance      Balance     Coupon         Term         FICO           CLTV
----------------------  ----------------  ----------  ------------- -----------   --------   -----------  -----------    -----------
No Prepay               $117,490,972.49         449         32.51%  $261,672.54    6.800%           359          666         79.66%
6                            288,000.00           1           0.08    288000.00     7.625           359          658          80.00
12                        15,195,322.36          47           4.21    323304.73     6.332           359          672          79.39
24                       208,594,024.42         818          57.73    255004.92     6.505           359          663          79.91
36                        19,784,310.30         100           5.48    197843.10     6.580           358          666          79.91
----------------------  ----------------  ----------  ------------- -----------   --------   -----------  -----------    -----------
Total:                  $361,352,629.57       1,415        100.00%  $255,372.88    6.599%           359          665         79.81%
======================  ================  ==========  ============= ===========   ========   ===========  ===========    ===========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                             Weighted
                                Aggregate   Number of      Aggregate       Average   Weighted     Average     Weighted     Weighted
                                Principal    Mortgage      Principal     Principal    Average   Remaining      Average      Average
Geographic Distribution           Balance       Loans        Balance       Balance     Coupon        Term         FICO         CLTV
------------------------  ----------------  ----------  -------------   -----------  --------  -----------  -----------  -----------
Alabama                        $55,829.60           1          0.02%    $55,829.60    7.415%          178          639       80.00%
Arizona                     10,447,917.42          50           2.89    208,958.35     6.737          359          674        79.07
California                 165,384,553.86         471          45.77    351,134.93     6.418          359          671        79.72
Colorado                     2,897,206.44          15           0.80    193,147.10     6.680          359          655        80.64
Connecticut                  6,460,834.60          26           1.79    248,493.64     6.740          359          641        80.00
Delaware                       501,430.03           2           0.14    250,715.02     7.425          358          630        80.00
District of Columbia           219,881.82           1           0.06    219,881.82     5.750          359          681        80.00
Florida                     21,207,432.21         107           5.87    198,200.30     6.963          359          662        79.87
Georgia                      2,909,526.68          20           0.81    145,476.33     6.970          359          653        80.00
Idaho                        1,101,072.19           7           0.30    157,296.03     6.101          359          682        80.00
Illinois                    12,980,107.97          63           3.59    206,033.46     6.724          359          663        79.92
Iowa                            81,510.26           1           0.02     81,510.26     5.475          359          668        80.00
Kansas                         527,851.81           4           0.15    131,962.95     7.369          359          663        80.00
Kentucky                       241,064.39           3           0.07     80,354.80     6.891          358          602        80.00
Louisiana                    2,236,228.77          22           0.62    101,646.76     7.033          359          648        79.95
Maine                          679,366.58           5           0.19    135,873.32     6.894          359          695        80.00
Maryland                    14,530,457.54          52           4.02    279,431.88     6.739          359          661        79.18
Massachusetts               10,637,752.86          42           2.94    253,279.83     6.334          359          663        80.00
Michigan                       517,441.94           5           0.14    103,488.39     7.236          359          629        79.46
Minnesota                    1,380,017.87           5           0.38    276,003.57     7.016          359          691        80.00
Mississippi                    238,149.30           3           0.07     79,383.10     6.890          359          623        80.00
Missouri                     1,376,345.24           9           0.38    152,927.25     6.726          359          624        80.00
Montana                        282,208.30           2           0.08    141,104.15     5.948          359          671        80.00
Nevada                       8,962,481.59          43           2.48    208,429.80     6.605          359          671        80.00
New Hampshire                2,365,776.73          11           0.65    215,070.61     6.661          359          635        80.00
New Jersey                  10,220,995.11          41           2.83    249,292.56     6.897          359          660        79.94
New Mexico                     365,619.30           4           0.10     91,404.83     7.377          359          626        79.23
New York                    17,533,813.77          61           4.85    287,439.57     6.467          359          658        79.98
North Carolina               2,097,890.72          11           0.58    190,717.34     6.983          358          662        80.00
Ohio                           990,341.14          10           0.27     99,034.11     6.819          358          623        80.00
Oklahoma                       629,120.00           4           0.17    157,280.00     7.093          359          633        80.00
Oregon                       1,317,444.41           6           0.36    219,574.07     6.286          359          611        81.47
Pennsylvania                 2,616,106.06          17           0.72    153,888.59     6.379          359          656        79.91
Rhode Island                 1,372,097.64           7           0.38    196,013.95     6.465          359          672        80.00
South Carolina               1,254,068.88           7           0.35    179,152.70     7.007          359          698        80.00
Tennessee                    1,728,538.18          17           0.48    101,678.72     7.051          359          605        80.23
Texas                       13,951,233.02         105           3.86    132,868.89     7.068          359          649        79.93
Utah                           747,461.47           6           0.21    124,576.91     6.861          359          649        80.40
Vermont                        262,185.47           2           0.07    131,092.74     7.014          358          713        80.00
Virginia                    22,220,522.72          69           6.15    322,036.56     6.959          359          662        79.92
Washington                  14,750,051.09          68           4.08    216,912.52     6.419          359          666        80.08
West Virginia                   71,943.83           1           0.02     71,943.83     7.250          358          672        80.00
Wisconsin                    1,000,750.76           9           0.28    111,194.53     6.996          358          645        79.73
------------------------  ----------------  ----------  -------------  -----------   --------  -----------  -----------  -----------
Total:                    $361,352,629.57       1,415        100.00%   $255,372.88    6.599%          359          665       79.81%
========================  ================  ==========  =============  ===========   ========  ===========  ===========  ===========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
Range of Gross Margins (%)           Principal    Mortgage      Principal     Principal    Average    Remaining      Average
(ARMs Only)                            Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
  4.001  to    4.500            $10,792,486.79          52          3.14%   $207,547.82    6.793%           359          666
  4.501  to    5.000              5,492,131.15          15           1.60    366,142.08     5.487           359          668
  5.001  to    5.500             51,249,830.70         176          14.89    291,192.22     6.136           359          669
  5.501  to    6.000             66,660,445.49         250          19.37    266,641.78     6.230           359          659
  6.001  to    6.500             95,452,863.96         355          27.73    268,881.31     6.626           359          666
  6.501  to    7.000             79,943,182.29         324          23.23    246,738.22     6.866           359          666
  7.001  to    7.500             22,377,051.96          95           6.50    235,547.92     7.183           359          669
  7.501  to    8.000             11,954,831.38          59           3.47    202,624.26     7.564           359          650
  8.001  to    8.500                240,430.86           2           0.07    120,215.43     7.997           359          753
----------------------------   ----------------  ----------  -------------  -----------  --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%   $259,159.08    6.589%           359          665
============================   ================  ==========  =============  ===========  ========   ===========  ===========


                                    Weighted
Range of Gross Margins (%)           Average
(ARMs Only)                             CLTV
----------------------------      -----------
  4.001  to    4.500                  79.91%
  4.501  to    5.000                   80.00
  5.001  to    5.500                   79.97
  5.501  to    6.000                   79.86
  6.001  to    6.500                   79.73
  6.501  to    7.000                   79.62
  7.001  to    7.500                   80.04
  7.501  to    8.000                   79.78
  8.001  to    8.500                   79.36
----------------------------      -----------
Total:                                79.80%
============================      ===========

----------------------------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.218%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                               Weighted
Range of Maximum                     Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted
Gross Mortgage Rates (%)             Principal    Mortgage      Principal     Principal    Average     Remaining      Average
(ARMs Only)                            Balance       Loans        Balance       Balance     Coupon          Term         FICO
----------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------
  9.501  to   10.000               $240,000.00           1          0.07%    $240,000.00   6.925%           359          701
 11.001  to   11.500                680,960.00           2           0.20    340,480.00     4.993           359          674
 11.501  to   12.000             18,818,736.17          57           5.47    330,153.27     5.385           359          678
 12.001  to   12.500             62,303,108.86         223          18.10    279,386.14     5.833           359          671
 12.501  to   13.000             81,441,779.83         304          23.66    267,900.59     6.309           359          663
 13.001  to   13.500            103,703,856.25         397          30.13    261,218.78     6.788           359          666
 13.501  to   14.000             46,880,403.80         197          13.62    237,971.59     7.305           359          659
 14.001  to   14.500             23,645,313.85         116           6.87    203,838.91     7.784           359          652
 14.501  to   15.000              5,719,367.72          26           1.66    219,975.68     8.234           358          664
 15.001  to   15.500                591,400.00           4           0.17    147,850.00     8.702           359          636
 15.501  to   16.000                138,328.10           1           0.04    138,328.10     9.240           359          604
----------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359          665
============================   ================  ==========  =============   ===========  ========   ===========  ===========


Range of Maximum                    Weighted
Gross Mortgage Rates (%)             Average
(ARMs Only)                             CLTV
----------------------------     -----------
  9.501  to   10.000                 80.00%
 11.001  to   11.500                  80.00
 11.501  to   12.000                  80.00
 12.001  to   12.500                  79.96
 12.501  to   13.000                  79.87
 13.001  to   13.500                  79.61
 13.501  to   14.000                  79.85
 14.001  to   14.500                  79.84
 14.501  to   15.000                  78.73
 15.001  to   15.500                  83.27
 15.501  to   16.000                  80.00
----------------------------     -----------
Total:                               79.80%
============================     ===========

----------------------------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 13.087% per annum.

Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                              Weighted
Range of Minimum                     Aggregate   Number of      Aggregate       Average     Weighted    Average     Weighted
Gross Mortgage Rates (%)             Principal    Mortgage      Principal     Principal      Average    Remaining    Average
(ARMs Only)                            Balance       Loans        Balance       Balance    Coupon          Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
   4.501  to     5.000             $680,960.00           2          0.20%   $340,480.00    4.993%           359          674
   5.001  to     5.500           18,818,736.17          57           5.47    330,153.27     5.385           359          678
   5.501  to     6.000           62,303,108.86         223          18.10    279,386.14     5.833           359          671
   6.001  to     6.500           81,841,779.83         305          23.78    268,333.70     6.310           359          663
   6.501  to     7.000          103,285,028.83         395          30.01    261,481.09     6.788           359          666
   7.001  to     7.500           47,595,069.32         200          13.83    237,975.35     7.305           359          659
   7.501  to     8.000           23,189,475.75         115           6.74    201,647.62     7.795           359          651
   8.001  to     8.500            5,719,367.72          26           1.66    219,975.68     8.234           358          664
   8.501  to     9.000              591,400.00           4           0.17    147,850.00     8.702           359          636
   9.001  to     9.500              138,328.10           1           0.04    138,328.10     9.240           359          604
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%   $259,159.08     6.589%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


Range of Minimum                 Weighted
Gross Mortgage Rates (%)          Average
(ARMs Only)                          CLTV
----------------------------   -----------
   4.501  to     5.000             80.00%
   5.001  to     5.500              80.00
   5.501  to     6.000              79.96
   6.001  to     6.500              79.87
   6.501  to     7.000              79.61
   7.001  to     7.500              79.85
   7.501  to     8.000              79.83
   8.001  to     8.500              78.73
   8.501  to     9.000              83.27
   9.001  to     9.500              80.00
----------------------------   -----------
Total:                             79.80%
============================   ===========

----------------------------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.588% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                              Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
Initial Periodic Rate Cap (%)        Principal    Mortgage      Principal     Principal    Average    Remaining      Average
(ARMs Only)                            Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
1.000                            $1,420,463.34           7          0.41%   $202,923.33    6.613%           358          652
1.500                             3,838,463.34          17           1.12    225,791.96     6.869           358          667
3.000                           333,393,088.88       1,283          96.87    259,854.32     6.594           359          664
5.000                             4,853,811.00          19           1.41    255,463.74     6.004           359          705
6.500                               657,428.02           2           0.19    328,714.01     6.387           358          705
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%   $259,159.08    6.589%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


                                  Weighted
Initial Periodic Rate Cap (%)      Average
(ARMs Only)                           CLTV
----------------------------    -----------
1.000                               80.00%
1.500                                80.06
3.000                                79.79
5.000                                80.00
6.500                                80.00
----------------------------    -----------
Total:                              79.80%
============================    ===========

----------------------------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.010%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                    Percentage of
                                                         Loans by                               Weighted
Subsequent Periodic          Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted       Weighted
Rate Cap (%)                 Principal    Mortgage      Principal     Principal    Average     Remaining      Average        Average
(ARMs Only)                    Balance       Loans        Balance       Balance     Coupon          Term         FICO           CLTV
---------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------    -----------
1.000                  $343,307,416.48       1,326         99.75%    $258,904.54   6.588%           359          665         79.80%
1.500                       855,838.10           2           0.25    427,919.05     6.899           358          686          80.00
---------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------    -----------
Total:                 $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359          665         79.80%
=====================  ================  ==========  =============   ===========  ========   ===========  ===========    ===========

----------------------------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.001%.

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                            Percentage of
                                                                 Loans by                              Weighted
Range of                             Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted
Months to Next                       Principal    Mortgage      Principal     Principal    Average    Remaining      Average
Adjustment Date (ARMs Only)            Balance       Loans        Balance       Balance     Coupon         Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
19  to  24                     $323,437,995.02       1,242         93.98%   $260,417.07    6.604%           359          664
25  to  30                           96,677.81           1           0.03     96,677.81     7.425           352          596
31  to  36                       11,522,754.97          43           3.35    267,971.05     6.442           359          665
55  to  60                        9,105,826.78          42           2.65    216,805.40     6.222           359          687
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%   $259,159.08    6.589%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


Range of                           Weighted
Months to Next                      Average
Adjustment Date (ARMs Only)            CLTV
----------------------------     -----------
19  to  24                           79.79%
25  to  30                            80.00
31  to  36                            79.91
55  to  60                            80.00
----------------------------     -----------
Total:                               79.80%
============================     ===========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                               Weighted
                                     Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted
Next Interest Rate                   Principal    Mortgage      Principal     Principal    Average     Remaining      Average
Adjustment Date (ARMs Only)            Balance       Loans        Balance       Balance     Coupon          Term         FICO
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
2007 May                         $1,045,012.94           4          0.30%   $261,253.24    6.859%           356          694
2007 June                         4,671,963.89          21           1.36    222,474.47     6.962           357          677
2007 July                        69,827,617.28         268          20.29    260,550.81     6.638           358          661
2007 August                     246,123,240.91         940          71.51    261,833.24     6.588           359          664
2007 September                    1,770,160.00           9           0.51    196,684.44     6.470           360          685
2008 January                         96,677.81           1           0.03     96,677.81     7.425           352          596
2008 June                           339,368.51           1           0.10    339,368.51     6.375           357          703
2008 July                         3,149,750.28          12           0.92    262,479.19     6.615           358          652
2008 August                       8,033,636.18          30           2.33    267,787.87     6.377           359          669
2010 July                         1,804,312.91           9           0.52    200,479.21     6.163           358          680
2010 August                       7,301,513.87          33           2.12    221,258.00     6.237           359          688
----------------------------   ----------------  ----------  -------------  -----------   --------   -----------  -----------
Total:                         $344,163,254.58       1,328        100.00%   $259,159.08    6.589%           359          665
============================   ================  ==========  =============  ===========   ========   ===========  ===========


                                    Weighted
Next Interest Rate                   Average
Adjustment Date (ARMs Only)             CLTV
----------------------------     -----------
2007 May                             80.00%
2007 June                             80.00
2007 July                             79.77
2007 August                           79.79
2007 September                        80.00
2008 January                          80.00
2008 June                             79.00
2008 July                             79.78
2008 August                           80.00
2010 July                             80.00
2010 August                           80.00
----------------------------     -----------
Total:                               79.80%
============================     ===========

----------------------------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 24 months.


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